UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 2, 2011

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 2, 2011, Frontier Communications Corporation (the “Company”) provided written notice to the New York Stock Exchange (the “NYSE”) that the Company plans to voluntarily transfer the listing of its common stock, par value $0.25 per share, to the NASDAQ Global Select Market (“NASDAQ”).  The Company’s common stock has been approved for listing on NASDAQ and is expected to begin trading on NASDAQ on December 16, 2011 under the Company’s current trading symbol “FTR.”  The Company expects to cease trading on the NYSE effective upon the close of market on December 15, 2011.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release of Frontier Communications Corporation issued December 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: December 2, 2011	By:/s/ Susana D'Emic
Susana D'Emic
Senior Vice President and Controller